Exhibit (99)

CERTFICATION

OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Ecolab Inc. does hereby certify that:

a)                                      the Amendment No. 1 on Form 10-Q/A of Ecolab Inc. for the quarter ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)                                     information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ecolab Inc.

Dated: August 8, 2003	/s/ Allan L. Schuman
Allan L. Schuman
Chairman of the Board and Chief Executive Officer

Dated: August 8, 2003	/s/ Steven L. Fritze
Steven L. Fritze
Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Ecolab Inc. and will be retained by Ecolab Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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